COLUMBIA FUNDS

                                SUPPLEMENT TO THE
               COLUMBIA FUNDS' STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2002


1. Effective immediately, the paragraph under the sub-heading "PRIVILEGES OF CERTAIN SHAREHOLDERS" of the section entitled "PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES" has been modified as follows:

PRIVILEGES OF CERTAIN SHAREHOLDERS. Any shareholder eligible to buy Class Z shares may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, the Class A shares will be subject to Rule 12b-1 service fees.

In addition, any shareholder who purchases Class D shares (of any fund distributed by LFD) through a financial advisor firm that is a party to a dealer agreement or other sales arrangement with LFD that provides for such purchases, may purchase Class D shares at NAV. A CDSC may apply if these shares are sold within 12 months of purchase. The Class D shares will be subject to Rule 12b-1 service fees. The financial advisor firm receives a 1% initial commission on sales of Class D shares at NAV.

2. Effective immediately, the eligibility requirements for the purchase of Class Z shares are as follows:

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

o Any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

o Any trustee or director (or family member) of any fund distributed by LFD; and

o Any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

o Clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

o Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

o Any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

o A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

o Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

o Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

COL-35/965L-1102                                               November 20, 2002